Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-54356, 333-117849, 333-136633, 333-158983, 333-164064, 333-173480 and 333-187953) pertaining to the Ceragon Networks Ltd. (“Ceragon”) Amended and Restated Share Option and RSU Plan of our reports dated April 3, 2014, with respect to the consolidated financial statements of Ceragon and the effectiveness of internal control over financial reporting of Ceragon, included in this Annual Report on Form 20-F for the year ended December 31, 2014.

/s/
Tel-Aviv, Israel	KOST FORER GABBAY and KASIERER
April 2, 2015	A Member of Ernst & Young Global